EXHIBIT 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Insightful Corporation for the quarter ended September 30, 2003, the undersigned, Fred Schapelhouman, Chief Financial Officer of Insightful Corporation, does hereby certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     3) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     4) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of Insightful Corporation.

Date:      November 13, 2003                  By:      /s/    Fred Schapelhouman
           ----------------------------          -------------------------------
                                                           Fred Schapelhouman
                                                        Chief Financial Officer


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